UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2014

T Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-1111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Dallas Parkway, Suite 125, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Termination of Registrant’s Certifying Accountant

On February 26, 2014, the Audit Committee of T Bancshares, Inc. (the "Company") empowered the Committee Chairman to dismiss BKD, LLP ("BKD") as its registered independent accounting firm. Accordingly, the Committee Chairman submitted a termination letter to BKD on March 20, 2014. BKD's service will terminate at the completion of: (a) its audit and issuance of its related report on the Company's consolidated financial statements for the fiscal year ended December 31, 2013; (b) its audit and issuance of its related report on the financial statements of the Common Trust Funds (the “Trust Funds”) sponsored by the Company’s subsidiary, T Bank, N.A., for the fiscal year ended December 31, 2013; (c) its preparation of the Company’s Corporate Income Tax Return for 2013 and the State Franchise Tax Report for 2014; and (d) its preparation of the U.S. Return of Partnership Income for 2013 for the Trust Funds. The dismissal of BKD as the Company's independent accountants was a result of a competitive bidding process with another accounting firm.

In connection with the audit of the fiscal year ended December 31, 2012, there have been no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BKD would have caused BKD to make reference to the subject matter of disagreements in connection with its reports. BKD's audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's most recent audited fiscal year.

A copy of the disclosures contained in this Current Report on Form 8-K has been provided to BKD in accordance with Item 304(a)(3) of Regulation S-K.  In addition, the Company has requested that BKD furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BKD agrees with the above statements. A copy of BKD’s letter to the Commission, dated March 21, 2014, is attached as an exhibit to this report.

Item 9.01                      Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed as part of this report:

        Exhibit
            No.                Description

Exhibit 16.1           Letter from BKD, LLP to the Securities and Exchange Commission, dated March 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T Bancshares, Inc.

Date: March 21, 2014	By:	/s/ Patrick Howard
Patrick Howard
President and Chief Executive Officer/Principal Executive Officer